

American Eagle®

Restructuring Update
March 2012

Forward looking statements

- This Presentation contains various forward-looking statements which represent our expectations or beliefs concerning future events. When used in this document, the words "expects," "estimates," "plans," "anticipates," "indicates," "believes," "projects," "forecast," "guidance," "outlook," "may," "will," "should," "could," "seeks," "targets" and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our strategies, objectives, plans or goals, or actions we may take in the future, are forward-looking statements.
- These statements are based on management's current expectations and assumptions, and as such involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those that the company now anticipates — both in connection with the Chapter 11 filings and the Company's business and financial prospects. Statements of management's expectations, including its desire to successfully restructure in order to return the company to long term viability and financial strength, to compete effectively in the marketplace, to cut costs and to restore profitability, are based on current assumptions and expectations. No assurance can be made that these events will come to fruition. Viewers and readers are referred to the documents filed by AMR Corporation and American Airlines, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Presentation. Those risks include, without limitation, the potential impact of volatile and rising fuel prices. The Company disclaims any obligation to update any forward looking statements.
- This Presentation should not be regarded as a representation or warranty by the Debtors or any other person as to the accuracy of the projected financial or other information or that any projections set forth in the Presentation will be realized. Changes to our agreements will require key stakeholder consensus and potentially court approval.

Our plan starts with American's plan

- American's strategic building blocks include:
  - Concentrate the domestic network into five key markets and increase departures by approximately 20% by 2017
  - Broaden and deepen its alliance relationships through joint ventures and alliance expansion
  - Build a long-term fleet plan sufficient for replacement and growth of mainline and regional flying
  - Achieve a competitive cost structure to drive profitable growth from its five hubs


ORD
NYC
LAX
DFW
MIA





AmericanEagle

Eagle's restructuring plan

- Consistent with American's plan and supports American's strategic initiatives
- Aims to reduce Eagle's costs to be in line with the most competitive regional airlines in the industry
- Designed to enable Eagle to retain as much of AA's regional flying as possible
- Ensures Eagle emerges from Chapter 11 as a financially stronger company
- Positions us to be fully competitive and prepared, in the event of future independence

American's strategy for regional feed

- Currently, AA's competitors can source more flying from large RJs



Number of Large RJs Allowed (Based on Pilot Scope Clauses)
RJ 51-70
RJ >70
47
102
153
Unlimited
18
37
446
AA
DL
UA
US

- This allows other mainlines to more appropriately match the size of the aircraft to demand in a particular market

AmericanEagle

Growth in regional flying

- American's plan envisions a larger regional network, incorporating more and larger aircraft
  - Regional feed will be sourced from multiple regional carriers
  - Rapid replacement of aging mainline and regional aircraft is key
  - Changes will result in a much younger and more fuel-efficient fleet
  - Greater distribution of aircraft size will better allow American to better match supply and demand
  - Net growth is planned at both the mainline and regional network

Taking advantage of this fleet opportunity

- American's plan to grow its regional fleet could allow Eagle to retain a significant portion of American's business, while still allowing American to diversify its regional feed
- In order for American to select this approach, Eagle's ***costs*** must be in line with those of our competitors, so that we can charge competitive ***rates*** and still earn a profit margin that warrants American's investment in new aircraft for Eagle to operate



Regional Industry Trends

- Over the past decade, most mainline carriers have sold or spun-off their regional subsidiaries
- There was tremendous growth of large RJs between 2003 and 2010
- Like mainline carriers, regional carriers have consolidated the industry through mergers and acquisition
- These independent carriers now provide regional feed to several mainline partners
- Fleet growth and economies of scale derived from merging served to keep operating costs low for years
- However, regional carriers remain under continual cost reduction pressure from their mainline partners

PINNACLE AIRLINES CORP.

REPUBLIC AIRWAYS

SkyWest AIRLINES

American Eagle

Hungry Competitors

- American's rationale for diversifying regional feed remains valid
  - Ensures American continues to pay market rates for feed
  - Diversifies operational risk
- Other regional airlines are seeking to get their foot in the door to resume their growth
- American's restructuring plan calls for a near complete replacement of the existing regional fleet over time – and growth above today's flying levels

How Eagle plans to compete

- The basic elements of our business plan still apply:
  - Retain as much of American's regional flying as possible
  - Expand our profitable ground handling operation
  - Lower our costs to be in line with the most competitive large regional airlines in our industry
- The planned divestiture of Eagle remains on hold during the restructuring process
  - Prior to Chapter 11, AMR and Eagle determined that a divestiture of Eagle would be in the best interest of the companies, our employees and future shareholders
  - Our plan is designed to create a financially strong company, well-positioned to take advantage of any opportunity that presents itself during or after emergence from Chapter 11

Eagle's strengths

- More than 13,000 experienced and highly-trained employees
- A broad footprint, in the air and on the ground
  - 1,500 daily flights to more than 170 cities throughout the U.S., Canada, Mexico, the Bahamas and the Caribbean
  - Extensive and profitable ground handling business, unique in the regional industry
- Voted *Best Regional Airline in North America** in survey of more than 18 million global travelers


BEST REGIONAL AIRLINE
NORTH AMERICA.
World Airline Awards 2011

** 2011 World Airline Awards*

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Eagle's restructuring challenges

- Eagle's operating costs are among the highest in the regional industry
  - The longevity of our employees is a key contributor
  - As a wholly-owned AMR subsidiary, Eagle has been unable to win flying business from other mainlines, contributing to the longevity challenge
  - Our competitors have gained economies of scale through consolidation
- Compared to our regional competitors, Eagle also has a number of issues that drive costs or impact productivity
  - Lack of Preferential Bidding System for flight crews
  - Daily overtime and double time for ground employees
  - Richer 401(k) plan for many work groups

Our goal

- We must restructure to achieve
  - Costs that are competitive with other regional airlines
  - Healthy and sustainable profit margin, comparable to successful regionals
- Why?
  - To warrant American's investment in new regional aircraft
  - To create a company that is capable of succeeding on its own

Restructuring our costs

- Eagle continues to negotiate with lessors and vendors to reduce facility and supplier costs
- We must also ensure that our employee costs are competitive
- Our changes will be different from those proposed by American
  - Eagle benchmarks against regional airline competitors
  - Majority of our cost gap is driven by longevity
  - Regional airlines do not offer some of the programs American proposes cutting to reach its goals, such as pensions and retiree medical coverage
  - American is proposing outsourcing

How we arrived at our target

- Since 2006, Eagle has continually worked to quantify its competitive standing and communicate those "cost gaps" to union leaders and employees
- We've updated our previous data and analysis, to reflect the current marketplace
- Because competition to win or retain business is largely driven by cost, we compared Eagle's wages, benefits, longevity and productivity by workgroup to the most competitive large regional airlines
  - We identified the gap between each workgroup's labor costs and those of their peers at our competitors
- This analysis resulted in a $75 million labor cost disadvantage

Success requires difficult changes

- To reach the necessary $75 million annual cost reduction target, changes will be necessary in a number of areas, including…

Pay	Overtime
Vacations & Holidays	Scheduling Restrictions
Company 401(k) Contributions	Unproductive Work Rules

Each workgroup is unique

- The necessary changes aim to create a more efficient, cost-effective company
- Some changes will be common to all work groups, other changes vary by workgroup – primarily driven by how that workgroup compares to its peers in the regional industry
- The goal is the same – create a viable and competitive company with
  - Productivity among the best in the industry
  - Labor contracts that achieve top-tier operational performance
  - Solid profitability that provides American with a return on its new aircraft investment

Proposals include Profit Sharing

- Provided we reach consensual agreements, our plan is for employees to share in Eagle's success with a new profit sharing plan, beginning at the first dollar of pre-tax income.
- Proceeds to be distributed based on salary earned during the year.

The time is now

- It is imperative for American Eagle to lower its costs, to…
  - Retain as much of American's regional flying as possible
  - Warrant the investment by AMR in new aircraft for Eagle to operate
  - Ensure we emerge financially sound and able to invest back into our company
  - Position Eagle as an aggressive competitor, ready for independence
- This is a defining moment for American Eagle – together we can transform the company into a stronger and more viable competitor

Notes

- Fleet orders and certain other plans referenced here are subject to collaboration with key stakeholders and in some cases, U.S. Bankruptcy Court approval.